UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)
501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Indenture

On March 10, 2011, MEMC Electronic Materials, Inc. (the “Company”) and certain of its domestic subsidiaries (the “Subsidiary Guarantors”) entered into an indenture with U.S. Bank National Association, as trustee (the “Indenture”), in connection with the closing of the Company’s private placement of an aggregate principal amount of $550,000,000 of 7.750% Senior Notes due 2019 (the “Notes”).  The initial purchasers of the Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and Goldman, Sachs & Co. (collectively, the “Representatives”), for themselves and as representatives of the other initial purchasers, PNC Capital Markets LLC, Inc., U.S. Bancorp Investments, Inc., HSBC Securities (USA) Inc., Santander Investment Securities Inc. and Fifth Third Securities, Inc. (collectively, with the Representatives, the “Initial Purchasers”).  The Notes are governed by the Indenture and will mature on April 1, 2019.  Interest on the Notes is payable semi-annually on April 1 and October 1, beginning on October 1, 2011.  The Notes are guaranteed by the Subsidiary Guarantors and, with certain exceptions, future domestic subsidiaries will also be required to guarantee the Notes.

The Notes constitute general unsecured senior obligations of the Company and will be subordinated to all of the Company’s and the Subsidiary Guarantors’ existing and future secured debt to the extent of the assets securing that secured debt.  In addition, the Notes will be effectively subordinated to all of the liabilities of the Company’s subsidiaries that are not guaranteeing the Notes to the extent of the assets of those subsidiaries.

The Company may, at its option, redeem the Notes, in whole or in part, at any time on or after April 1, 2014 at the following redemption prices (expressed as percentages of principal amount) plus accrued and unpaid interest (and special interest, if any, as may be required under the registration rights agreement, described below) if redeemed during the 12-month period beginning on April 1 of the years indicated:  (i)  2014 at 105.813%; (ii) 2015 at 103.875%; (iii) 2016 at 101.938%; and (iv) 2017 and thereafter at 100.000%.  At any time prior to April 1, 2014, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed, plus the applicable premium as set out in the Indenture (tied to the then present value of the Notes), and accrued and unpaid interest and special interest, if any.

If the Company experiences a Change of Control (as defined in the Indenture), it will be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest and special interest, if any, to the date of purchase.

The Indenture contains covenants that limit the ability of the Company and its subsidiaries, among other things, to declare or pay dividends, repurchase Company stock, make certain investments and incur indebtedness.  The covenants are subject to a number of important exceptions and qualifications, all as set forth in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults and certain events of bankruptcy and insolvency.  Generally, if an event of default occurs, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be immediately due and payable.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the forms of Notes included therein), a copy of which is included as Exhibit 4.1 hereto and incorporated herein by reference.

Certain of the Initial Purchasers of the Notes and their affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates for which they have received customary fees and compensation for these transactions and may in the future receive customary fees and compensation. Affiliates of certain of the Initial Purchasers are lenders under the Company’s revolving credit facility and will receive proceeds from the offering of the Notes to the extent the Company uses such proceeds to repay amounts outstanding under the Company’s revolving credit facility.

Registration Rights Agreement

In connection with the issuance of the Notes, on March 10, 2011, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) by and among the Company,  the Subsidiary Guarantors and the Representatives.  Pursuant to the Registration Rights Agreement, the Company agreed to use commercially reasonable efforts to register under the Securities Act of 1933, as amended, exchange notes having substantially identical terms as the Notes within 270 days of the closing of the offering.  The Company will use its commercially reasonable efforts to file the exchange offer registration statement within 180 days of the closing of the offering and consummate the exchange offer within 60 business days of the date of effectiveness of the exchange offer registration statement, and under certain circumstances file a shelf registration statement for the resale of the Notes.

If a required registration statement is not timely filed, any such registration statement is not declared effective by the Securities and Exchange Commission on or prior to the date specified in the agreement for such effectiveness, the Company fails to consummate exchange offer within 30 business days of the effectiveness target date with respect to the exchange offer registration statement; or if a registration statement is declared effective but does not remain effective for the required period, the annual interest rate on the Notes will increase by 0.25% per year (“special interest”).  The amount of additional interest will increase by an additional 0.25% per year for any subsequent 90-day period until all registration defaults are cured, up to a maximum additional interest rate of 1.00% per year.

This description of the Registration Rights Agreement is qualified in its entirety in all respects by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 2.03.       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits

4.1           Indenture (including the forms of notes), dated March 10, 2011, by and among MEMC Electronic Materials, Inc., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee

4.2           Registration Rights Agreement, dated March 10, 2011, by and among MEMC Electronic Materials, Inc., the subsidiary guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives of the several initial purchasers of the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: March 10, 2011	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn
Title: Senior Vice President, General Counsel and Corporate Secretary